Exhibit 10.3

                                                               EXECUTION COPY

                          TRANSFER AND SALE AGREEMENT



                                    between



                               FIFTH THIRD BANK,
                        A MICHIGAN BANKING CORPORATION,

                                as Transferor,

                                      and



                         FIFTH THIRD AUTO FUNDING LLC,

                                 as Purchaser



                           Dated as of June 1, 2004

                               Table of Contents
                                                                          Page

                                   Article I
                        Definitions and Interpretation

Section 1.01.  Capitalized terms.............................................1
Section 1.02.  Other Definitional and Interpretive Provisions................2

                                  Article II
                   Conveyance of Transferor Conveyed Assets

Section 2.01.  Conveyance of Transferor Conveyed Assets......................3
Section 2.02.  The Closing...................................................4

                                  Article III
                        Representations and Warranties

Section 3.01.  Representations and Warranties of the Purchaser...............5
Section 3.02.  Representations and Warranties of the Transferor..............6

                                  Article IV
                                  [Reserved]


                                   Article V
                          Covenants of the Transferor

Section 5.01.  Protection of Right, Title and Interest.......................8
Section 5.02.  Other Liens or Interests......................................9
Section 5.03.  Costs and Expenses............................................9
Section 5.04.  Hold Harmless.................................................9

                                  Article VI
                           Miscellaneous Provisions

Section 6.01.  Obligations of Transferor....................................10
Section 6.02.  Repurchase Events............................................10
Section 6.03.  Purchaser Assignment of Repurchased Receivables..............10
Section 6.04.  Transfer to the Issuer.......................................10
Section 6.05.  Amendment....................................................11
Section 6.06.  Waivers......................................................12
Section 6.07.  Notices......................................................12
Section 6.08.  Costs and Expenses...........................................12
Section 6.09.  Representations of the Transferor and the Purchaser..........12
Section 6.10.  Confidential Information.....................................12
Section 6.11.  Headings and Cross-References................................13
Section 6.12.  GOVERNING LAW................................................13




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Section 6.13.  Counterparts.................................................13
Section 6.14.  Severability.................................................13
Section 6.15.  Further Assurances...........................................13
Section 6.16.  Waiver of Immunity...........................................13
Section 6.17.  Third Party Beneficiary......................................14
Section 6.18.  No Proceedings...............................................14


Exhibit A      Representations and Warranties with respect to the Receivables
Exhibit B      Perfection Representations, Warranties and Covenants
Schedule I     Final Schedule of Receivables
Schedule II    Location of Receivable Files


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         This TRANSFER AND SALE AGREEMENT dated as of June 1, 2004, is between
FIFTH THIRD BANK, a Michigan banking corporation, as seller (the "Transferor") and FIFTH THIRD AUTO FUNDING LLC, a Delaware limited liability company, as purchaser (the "Purchaser").

                                   RECITALS

         WHEREAS, the Transferor has originated or purchased certain motor vehicle retail installment sale contracts and motor vehicle installment loan notes secured by new and used automobiles, light duty trucks, vans, minivans and sport utility vehicles from Dealers;

         WHEREAS, the Transferor and the Purchaser wish to set forth the terms pursuant to which such contracts and loan notes are to be sold by the Transferor to the Purchaser;

         WHEREAS, the Purchaser intends, concurrently with its purchase hereunder, to convey all of its right, title and interest in and to all of such contracts and loan notes to Citigroup Vehicle Securities Inc. (the "Depositor") pursuant to a Receivables Purchase Agreement dated as of June 1, 2004 (as amended, restated or otherwise modified from time to time, the "Receivables Purchase Agreement");

         WHEREAS, the Depositor intends, concurrently with its purchase pursuant to the Receivables Purchase Agreement, to convey all of its right, title and interest in and to all of such contracts and loan notes to Fifth Third Auto Trust 2004-A (the "Issuer") pursuant to a Sale and Servicing Agreement dated as of June 1, 2004 (as amended, restated or otherwise modified from time to time, the "Sale and Servicing Agreement"), by and among the Issuer, the Depositor, the Seller, Fifth Third Bank, an Ohio banking corporation, as Servicer, as Administrator and as Custodian, and The Bank of New York, a New York banking corporation, as indenture trustee (the "Indenture Trustee"); and

         WHEREAS, the Issuer intends to pledge all of its right, title and interest in and to such contracts and loan notes to the Indenture Trustee pursuant to the Indenture dated as of June 1, 2004 (as amended, restated or otherwise modified from time to time, the "Indenture"), by and between the Issuer and the Indenture Trustee.

         NOW, THEREFORE, in consideration of the foregoing, other good and valuable consideration and the mutual terms and covenants contained herein, the parties hereto agree as follows:

                                  Article I

                        Definitions and Interpretation

         Section 1.01.     Capitalized terms.

         Capitalized terms used in this Agreement and not otherwise defined in this Agreement shall have the meanings assigned thereto in Section 1.01 of the Sale and Servicing Agreement. As used in this Agreement, the following terms shall, unless the context otherwise requires, have the following meanings:

         "Agreement" means this Transfer and Sale Agreement, as amended, restated or otherwise modified from time to time.

         "Receivables" means the Receivables listed on Schedule I to the Receivables Purchase Agreement (which Schedule may be in the form of microfiche or electronic format).

         "Sale and Servicing Agreement" has the meaning set forth in the recitals.

         "Schedule of Receivables" means the list of Receivables annexed to the Receivables Purchase Agreement as Schedule I (which Schedule may be in the form of microfiche or electronic format).

         Section 1.02.     Other Definitional and Interpretive Provisions.

         (a) All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

         (b) As used in this Agreement and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Agreement or in any such certificate or other document, and accounting terms partly defined in this Agreement or in any such certificate or other document to the extent not defined, shall have the respective meanings given to them under GAAP. To the extent that the definitions of accounting terms in this Agreement or in any such certificate or other document are inconsistent with the meanings of such terms under GAAP, the definitions contained in this Agreement or in any such certificate or other document shall control.

         (c) The words "hereof," "herein," "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; Section and Exhibit references contained in this Agreement are references to Sections and Exhibits in or to this Agreement unless otherwise specified; "or" includes "and/or"; and the term "including" shall mean "including without limitation".

         (d) The definitions contained in this Agreement are applicable to the singular and plural forms of such terms and to the masculine, feminine and neuter genders of such terms.

         (e) Any agreement, instrument, rule, regulation or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument, rule, regulation or statute as from time to time amended, restated, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns.



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



                                  Article II

                   Conveyance of Transferor Conveyed Assets

         Section 2.01.     Conveyance of Transferor Conveyed Assets.

         (a) The Transferor does hereby sell, transfer, assign, set over and otherwise convey to the Purchaser on the Closing Date, without recourse (subject to the obligations of the Transferor set forth herein) all right, title, and interest of the Transferor in and to:

               (i) the Receivables and all monies received thereon after the Cutoff Date;

               (ii) the security interests in the Financed Vehicles and any accessions thereto granted by the related Obligors pursuant to the Receivables and any other interest of the Banks in such Financed Vehicles;

               (iii) any Liquidation Proceeds and any other proceeds with respect to the Receivables from any extended warranty, theft and physical damage, credit life, disability or other insurance policy covering Receivables, Financed Vehicles or Obligors, including any vendor's single interest or other collateral protection insurance policy and Fifth Third GAP protection;

               (iv) any property that shall have secured a Receivable and that shall have been acquired by or on behalf of the Banks;

               (v) all documents and other items contained in the Receivable Files;

               (vi) all proceeds from any Receivable purchased or repurchased by a Dealer pursuant to a Dealer Agreement;

               (vii) all accounts, money, chattel paper, securities, instruments, documents, deposit accounts, certificates of deposit, letters of credit, advices of credit, banker's acceptances, uncertificated securities, general intangibles, contract rights, goods and other property consisting of, arising from or relating to any and all of the foregoing; and

               (viii) the proceeds of any and all of the foregoing (collectively, with the assets listed in clauses (i) through (vii) above, the "Transferor Conveyed Assets").

         In consideration of the transfer of the Transferor Conveyed Assets to the Purchaser on the Closing Date, the Purchaser shall pay in cash on such date an amount equal to $756,315,722.

         (b) The Transferor and the Purchaser intend that the transfer of assets by the Transferor to the Purchaser pursuant to this Agreement be a sale of the ownership interest in such assets to the Purchaser (for all non-tax purposes), rather than the mere granting of a security interest to secure a borrowing and in furtherance thereof:




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               (i)      the Transferor and the Purchaser shall record each
         such transfer as a sale or purchase (as the case may be) on its books and records for legal purposes;

               (ii) the Transferor Conveyed Assets shall be deemed to no longer be the property, assets or rights of the Transferor; the Transferor, its creditors, or, in any Insolvency Proceeding with respect to the Transferor or the Transferor's property, a bankruptcy trustee, conservator, receiver, debtor, debtor in possession or similar person, shall have no rights, legal or equitable, whatsoever to reacquire, reclaim, recover, repudiate, disaffirm, redeem or recharacterize as property of the Transferor, in whole or in part, the Transferor Conveyed Assets;

               (iii) in the event of an Insolvency Proceeding with respect to the Transferor or the Transferor's property, such Transferor Conveyed Assets shall not be deemed to be part of the Transferor's property, assets, rights or estate; and

               (iv) the parties hereto intend that (A) the FDIC Rule shall apply to the transactions contemplated by this Agreement and the other Basic Documents and (B) the transactions contemplated by this Agreement and the other Basic Documents, taken as a whole, constitute a "securitization" within the meaning of the FDIC Rule.

         (c) In the event that the transfer of assets by the Transferor to the Purchaser pursuant to this Agreement is deemed not to be a sale (for non-tax purposes) but to be of a mere security interest to secure a borrowing, the Transferor hereby grants to the Purchaser a security interest in all of the Transferor's right, title and interest in, to and under, whether now owned or existing or hereafter acquired or arising, the Transferor Conveyed Assets which security interest shall be perfected and of first priority, and this Agreement shall constitute a security agreement under applicable law.

         (d) Pursuant to the Receivables Purchase Agreement and Section 6.04 hereof, the Purchaser may sell, transfer and assign to the Depositor (i) all or any portion of the Transferor Conveyed Assets assigned to the Purchaser hereunder, (ii) all or any portion of the Purchaser's rights against the Transferor under this Agreement and (iii) all proceeds thereof. Such assignment may be made by the Purchaser with or without an assignment by the Purchaser of its rights under this Agreement, and without further notice to or acknowledgement from the Transferor. The Transferor waives, to the extent permitted under applicable law, all claims, causes of action and remedies, whether legal or equitable (including any right of setoff), against the Purchaser or any assignee of the Purchaser relating to such action by the Purchaser in connection with the transactions contemplated by the Receivables Purchase Agreement. Notwithstanding anything herein to the contrary, nothing in this Section shall limit any contractual rights in this Agreement or any other document executed in connection with this Agreement that require or permit the transfer or return of the Transferor Conveyed Assets to the Transferor.

         Section 2.02.     The Closing.

         The sale and purchase of the Transferor Conveyed Assets shall take place at a closing at the offices of Sidley Austin Brown & Wood LLP, 787 Seventh Avenue, New York, New York



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10019 on the Closing Date, simultaneously with the closing under the
Receivables Purchase Agreement, the Sale and Servicing Agreement and the Indenture.

                                 Article III

                        Representations and Warranties

         Section 3.01.     Representations and Warranties of the Purchaser.

           The Purchaser hereby represents and warrants as follows to the Transferor as of the date hereof and the Closing Date:

         (a) Organization and Good Standing. The Purchaser is duly organized and validly existing as a limited liability company in good standing under the laws of the State of Delaware, with the limited liability company power and authority to own its properties and to conduct its business as such properties are currently owned and such business is currently conducted.

         (b) Due Qualification. The Purchaser is duly qualified to do business as a foreign limited liability company in good standing, and has obtained all necessary licenses and approvals in all jurisdictions where the failure to do so would materially and adversely affect the Purchaser's ability to acquire the Receivables or the validity or enforceability of the Receivables.

         (c) Power and Authority. The Purchaser has the limited liability company power and authority to execute, deliver and perform this Agreement and the other Basic Documents to which it is a party and to carry out its terms; and the execution, delivery and performance of this Agreement and the other Basic Documents to which it is a party have been duly authorized by the Purchaser by all necessary limited liability company action.

         (d) Binding Obligation. This Agreement and the other Basic Documents to which it is a party, when duly executed and delivered by the Transferor, shall constitute legal, valid and binding obligations of the Purchaser, enforceable against the Purchaser in accordance with their respective terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization or similar laws now or hereafter in effect relating to or affecting creditors' rights generally and to general principles of equity (whether applied in a proceeding at law or in equity).

         (e) No Violation. The consummation of the transactions contemplated by this Agreement and the other Basic Documents to which it is a party and the fulfillment of the terms hereof and thereof do not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, the charter or bylaws of the Purchaser, or any indenture, agreement or other instrument to which the Purchaser is a party or by which it is bound; or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust or other instrument, other than this Agreement and the other Basic Documents; or violate any law, rules or regulation applicable to the Purchaser of any court or federal or state regulatory body,




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


administrative agency or other governmental instrumentality having jurisdiction over the Purchaser.

         (f) No Proceedings. There are no proceedings or investigations pending or, to the Purchaser's knowledge, threatened against the Purchaser before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality having jurisdiction over the Purchaser or its properties (i) asserting the invalidity of this Agreement or any other Basic Document to which the Purchaser is a party, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or any other Basic Document to which the Purchaser is a party or (iii) seeking any determination or ruling that would materially and adversely affect the performance by the Purchaser of its obligations under, or the validity or enforceability of, this Agreement or any other Basic Document to which the Purchaser is a party.

         (g) No Consents. The Purchaser is not required to obtain the consent of any other party or any consent, license, approval, registration, authorization, or declaration of or with any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity, or enforceability of this Agreement or any other Basic Document to which the Purchaser is a party, that has not already been obtained.

         Section 3.02.     Representations and Warranties of the Transferor.

         The Transferor hereby represents and warrants as follows to the Purchaser as of the date hereof and as of the Closing Date:

         (a) Organization and Good Standing. The Transferor is a banking corporation duly organized, validly existing and in good standing under the laws of the State of Michigan and has, in all material respects, the corporate power to own its assets and to transact the business in which it is currently engaged. The Transferor is an insured depository institution under the provisions of the Federal Deposit Insurance Act, 12 U.S.C. Sections 1811-1831, and the Transferor's status as an insured depository institution has not been terminated under the provisions of Section 8 of the Federal Deposit Insurance Act, 12 U.S.C. Section 1818. The Transferor is duly qualified to do business as a foreign corporation, has obtained all necessary licenses and approvals and is in good standing in each jurisdiction where the failure to be so authorized would materially and adversely affect the validity and enforceability of, or the ability of the Transferor to perform its obligations under, the Basic Documents or affect the enforceability or collectibility of the Receivables or any other Transferor Conveyed Assets (other than a de minimis portion thereof). The Transferor has, and at all relevant times had, the power, authority and legal right to acquire and own the Receivables.

         (b) Power and Authority. The Transferor has the power and authority to execute and deliver this Agreement and the other Basic Documents to which the Transferor is a party and to carry out their respective terms, and has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement and the other Basic Documents to which the Transferor is a party. When executed and delivered, this Agreement and the other Basic Documents to which the Transferor is a party will constitute legal, valid and binding obligations of the Transferor enforceable in accordance with their respective terms, except as enforcement of such terms may be limited by bankruptcy, insolvency, reorganization



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or similar laws affecting the enforcement of creditors' rights generally and to general principles of equity whether applied in a proceeding in equity or at law and by the rights and powers of the Federal Deposit Insurance Corporation and the Office of the Comptroller of the Currency.

         (c) No Violation. The consummation of the transactions contemplated by this Agreement and the other Basic Documents to which the Transferor is a party and the fulfillment of their respective terms shall not conflict with, result in any breach of any of the terms and provisions of, or constitute
(with or without notice or lapse of time or both) a default under, the certificate of incorporation or bylaws of the Transferor, or any material indenture, agreement, mortgage, deed of trust or other instrument to which the Transferor is a party or by which it is bound; or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust or other instrument, other than this Agreement and the other Basic Documents (other than conflicts, breaches or Liens which do not affect the legality, validity or enforceability of any of the Basic Documents and which, individually or in the aggregate, would not materially and adversely affect the transactions contemplated by, or the Transferor's ability to perform its obligations under, the Basic Documents), or violate any law, order, agreement, rule or regulation applicable to the Transferor of any court or federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Transferor or any of its properties.

         (d) No Proceedings. There are no legal or governmental proceedings or investigations pending or, to the Transferor's knowledge, threatened against the Transferor before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality having jurisdiction over the Transferor or its properties (i) asserting the invalidity of this Agreement or any other Basic Document to which the Transferor is a party, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or any other Basic Document to which the Transferor is a party or (iii) seeking any determination or ruling that would materially and adversely affect the performance by the Transferor of its obligations under, or the validity or enforceability of, this Agreement or any other Basic Document to which the Transferor is a party.

         (e) No Consents. The Transferor is not required to obtain the consent of any other party or any consent, license, approval, registration, authorization, or declaration of or with any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity, or enforceability of this Agreement or any other Basic Document to which it is a party, other than (i) UCC filings, (ii) approvals and authorizations that have previously been obtained and filings that have previously been made and (iii) approvals, authorizations or filings that, if not obtained or made, would not have a material adverse effect on the enforceability or collectibility of the Receivables and would not have a material adverse effect on the ability of the Transferor to perform its obligations under the Basic Documents.

         (f) No Notice. The Transferor represents and warrants that it acquired title to the Receivables in good faith, without notice of any adverse claim.

         (g) Computer Files Marked. The Transferor has, on or prior to the Closing Date, clearly and unambiguously indicated or caused to be indicated in the computer files of the



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Transferor, the Servicer and any other applicable Bank that the Receivables have been sold to the Purchaser, the Depositor or the Issuer (as applicable).

         (h) The Receivables. The Transferor makes the representations and warranties set forth on Exhibit A with respect to the Receivables, on which the Purchaser relies in accepting the Receivables and in transferring the Receivables to the Depositor under the Receivables Purchase Agreement, on which the Depositor relies in accepting and transferring the same to the Issuer under the Sale and Servicing Agreement, and on which the Issuer relies in pledging the same to the Indenture Trustee. Such representations and warranties speak as of the Closing Date, or if so specified therein, as of the Cutoff Date, but shall survive the sale, transfer and assignment of the Receivables to the Purchaser, the subsequent sale, transfer and assignment of the Receivables by the Purchaser to the Depositor pursuant to the Receivables Purchase Agreement, the subsequent sale, transfer and assignment of the Receivables by the Depositor to the Issuer pursuant to the Sale and Servicing Agreement and the pledge of the Receivables by the Issuer to the Indenture Trustee pursuant to the Indenture.

         (i) Perfection Representations. The Transferor makes all of the representations, warranties and covenants set forth in Exhibit B.

         (j) Official Record. This Agreement is and shall remain at all times prior to the termination hereof an official record of the Transferor as referred to in Section 13(e) of the Federal Deposit Insurance Act, as amended by 12 U.S.C. Section 1823(e).

                                  Article IV

                                  [Reserved]

                                  Article V

                          Covenants of the Transferor

         The Transferor agrees with the Purchaser as follows:

         Section 5.01.     Protection of Right, Title and Interest.

         (a) Filings. The Transferor shall cause at its own expense all financing statements and continuation statements and any other necessary documents covering the right, title and interest of the Purchaser in and to the Transferor Conveyed Assets to be promptly filed and at all times to be kept recorded, registered and filed, all in such manner and in such places as may be required by law fully to preserve and protect the right, title and interest of the Purchaser, the Depositor, the Issuer and the Indenture Trustee in the Transferor Conveyed Assets. The Transferor shall deliver to the Purchaser and the Indenture Trustee file stamped copies of, or filing receipts for, any document recorded, registered or filed as provided above, as soon as available following such recordation, registration or filing. The Purchaser shall cooperate fully with the Transferor in connection with the obligations set forth above and will execute any and all documents reasonably required to fulfill the intent of this paragraph.



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         (b)    Name Change. If the Transferor makes any change in its name, identity, jurisdiction of organization, corporate structure or mailing address in any manner that would make any financing statement or continuation statement filed in accordance with this Agreement "seriously misleading" within the meaning of Sections 9-506, 9-507 or 9-508 of the UCC, the Transferor shall give the Purchaser, the Depositor, the Indenture Trustee and the Owner Trustee written notice thereof at least five days prior to such change and shall promptly file such financing statements or amendments as may be necessary to continue the perfection of the Purchaser's, the Depositor's, the Issuer's and the Indenture Trustee's interest in the Transferor Conveyed Assets.

         Section 5.02.     Other Liens or Interests.

         Except for the conveyances and grants of security interests hereunder and/or pursuant to the other Basic Documents, the Transferor shall not sell, pledge, assign or transfer to any Person, or grant, create, incur, assume, or suffer to exist any Lien on, or any interest in, to or under the Transferor Conveyed Assets, and the Transferor shall defend the right, title and interest of the Purchaser, the Depositor, the Issuer and the Indenture Trustee in, to and under the Transferor Conveyed Assets against all claims of third parties claiming through or under the Transferor.

         Section 5.03.     Costs and Expenses.

         The Transferor agrees to pay all reasonable costs and disbursements in connection with the perfection, as against all third parties claiming through or under the Transferor, of the Purchaser's, the Depositor's, the Issuer's and the Indenture Trustee's right, title and interest in and to the Transferor Conveyed Assets and the other property included in the Trust Estate.

         Section 5.04.     Hold Harmless.

         The Transferor shall protect, defend, indemnify and hold the Purchaser, the Depositor, the Issuer and their respective assigns and their employees, officers, directors and agents harmless from and against all losses, liabilities, claims and damages of every kind and character, including any legal or other expenses reasonably incurred, as incurred, resulting from or relating to or arising out of (i) the inaccuracy, nonfulfillment or breach of any representation, warranty, covenant or agreement made by the Transferor in this Agreement or made by the Seller in the Receivables Purchase Agreement,
(ii) any legal action, including any counterclaim, that has either been settled by the litigants or has proceeded to judgment by a court of competent jurisdiction, in either case to the extent it is based upon alleged facts that, if true, would constitute a breach of any representation, warranty, covenant or agreement made by the Transferor in this Agreement or made by the Seller in the Receivables Purchase Agreement, (iii) any failure of a Receivable to be originated or serviced in compliance with all requirements of law and (iv) any tax, fee or governmental charge payable by the Purchaser, the Depositor or the Issuer to any federal, state or local government arising out of the transfer, assignment and conveyance of the Receivables and the other assets conveyed to the Purchaser, the Depositor or the Issuer. These indemnity obligations shall be in addition to any obligation that the Transferor may otherwise have.




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



                                  Article VI

                           Miscellaneous Provisions

         Section 6.01.     Obligations of Transferor.

         The obligations of the Transferor under this Agreement shall not be affected by reason of any invalidity, illegality or irregularity of any Transferor Conveyed Asset.

         Section 6.02.     Repurchase Events.

         The Transferor hereby covenants and agrees with the Purchaser for the benefit of the Purchaser, the Depositor, the Indenture Trustee, the Issuer, the Owner Trustee, the Certificateholders and the Noteholders that the occurrence of a breach of any of the Transferor's representations and warranties contained in Section 3.02(h) that materially and adversely affects the interest of the Purchaser, the Depositor, the Issuer, the Indenture Trustee or the Noteholders shall constitute an event obligating the Transferor to repurchase the Receivables to which such breach is applicable, from the Purchaser, the Depositor or the Issuer, as applicable, unless any such breach shall have been cured by the end of the Collection Period which includes the 60th day (or, if the Seller elects, an earlier date) after the date that a Responsible Officer of the Transferor became aware or was notified of such breach. Any such breach will not be deemed to have a material and adverse effect if such breach does not affect the receipt of timely payment on such Receivable. Any such purchase by the Transferor shall be at a price equal to the Purchase Amount of such Receivable. The obligation of the Transferor to repurchase under this Section 6.02 shall not be dependent upon the actual knowledge of the Transferor of any breached representation or warranty and shall exist without regard to any limitation set forth in any representation or warranty concerning the knowledge of the Transferor as to the facts stated therein. Except as set forth in Section 5.04, the sole remedy against the Transferor of the Purchaser, the Depositor, the Indenture Trustee, the Issuer, the Owner Trustee, the Certificateholders or the Noteholders with respect to a breach of the Transferor's representations and warranties set forth in Section 3.02(h) of this Agreement shall be to require repurchases by the Transferor of Receivables pursuant to this Section 6.02.

         Section 6.03.     Purchaser Assignment of Repurchased Receivables.

         With respect to all Receivables repurchased by the Transferor pursuant to this Agreement, the Purchaser shall assign, without recourse, representation or warranty, to the Transferor all of the Purchaser's right, title and interest in and to such Receivables and all security and documents relating thereto.

         Section 6.04.     Transfer to the Issuer.

         The Transferor acknowledges and agrees that (1) the Purchaser will, pursuant to the Receivables Purchase Agreement, transfer and assign the Transferor Conveyed Assets and assign its rights under this Agreement with respect thereto to the Depositor, the Depositor will, pursuant to the Sale and Servicing Agreement, transfer and assign the Transferor Conveyed Assets and assign its rights under this Agreement with respect thereto to the Issuer, and, pursuant to the

Indenture, the Issuer will pledge the Transferor Conveyed Assets to the Indenture Trustee, and (2) the representations and warranties contained in this Agreement and the rights of the Purchaser under this Agreement (including, but not limited to, under Section 6.02) are intended to benefit the Depositor, the Issuer, the Indenture Trustee, the Noteholders and the Certificateholders. The Transferor hereby consents to such transfers and assignments and agrees that enforcement of a right or remedy hereunder by the Indenture Trustee, the Owner Trustee, the Issuer or the Depositor shall have the same force and effect as if the right or remedy had been enforced or executed by the Purchaser.

         Section 6.05.     Amendment.

         (a) Any term or provision of this Agreement may be amended in writing by the Transferor and the Purchaser with the prior written consent of the Depositor (which shall not be unreasonably withheld) but without the consent of the Indenture Trustee, the Owner Trustee, any Noteholder, any Certificateholder, the Issuer or any other Person; provided that such amendment shall not, as evidenced by an Opinion of Counsel delivered to the Indenture Trustee and to that effect, materially and adversely affect the interests of the Noteholders or the Certificateholders. An amendment shall be deemed not to materially and adversely affect the interests of the Noteholders or the Certificateholders and no Opinion of Counsel to that effect shall be required if the Rating Agency Condition is satisfied with respect to such amendment.

         (b) Any term or provision of this Agreement may be amended in writing by the Transferor and the Purchaser with the prior written consent of the Depositor (which shall not be unreasonably withheld) but without the consent of the Indenture Trustee, the Owner Trustee, any Noteholder, any Certificateholder, the Issuer or any other Person to add, modify or eliminate any provisions as may be necessary or advisable in order to enable the Transferor, the Purchaser or any of their respective Affiliates to comply with or obtain more favorable treatment under any law or regulation or any accounting rule or principle, it being a condition to any such amendment that the Rating Agency Condition shall have been satisfied.

         (c) Any term or provision of this Agreement may be amended in writing by the Seller and the Depositor with the prior written consent of the Depositor (which shall not be unreasonably withheld), the Indenture Trustee, Holders of Notes evidencing at least a majority of the Outstanding Amount of the Note Balance, and Holders of Certificates evidencing at least a majority of the percentage interests in the Certificates (excluding, for purposes of this Section 6.05(c), Notes or Certificates held by the Seller or any of its Affiliates), for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders or the Certificateholders; provided, however, that no such amendment shall (i) reduce the interest rate or principal amount of any Note, change the timing of distributions on any Note or delay the Final Scheduled Distribution Date of any Note without the consent of the Holder of such Note, (ii) reduce the percentage of the Outstanding Amount of the Note Balance, the Holders of which are required to consent to any matter without the consent of the Holders of at least the percentage of the Outstanding Amount of the Note Balance that were required to consent to such matter before giving effect to such amendment or (iii) reduce the percentage of the interests in the Certificates, the Holders of which are required to consent to any matter without the consent of the Holders of at least the percentage of the interests in the Certificates that were required to consent to such matter before giving effect to such amendment.

         Section 6.06.     Waivers.

         No failure or delay on the part of the Purchaser, the Depositor, the Issuer or the Indenture Trustee in exercising any power, right or remedy under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or remedy preclude any other or further exercise thereof or the exercise of any other power, right or remedy.

         Section 6.07.     Notices.

         All demands, notices and communications under this Agreement shall be in writing, personally delivered, faxed and followed by first class mail, or mailed by certified mail, return receipt requested, and shall be deemed to have been duly given upon receipt (a) in the case of the Purchaser, to 1850 East Paris Avenue SE, Kentwood, Michigan 49503, Attention: Paul Clemens (MD RMOB3A); (b) in the case of the Transferor, to 111 Lyon Street NW, Grand Rapids, Michigan 49503, Attention: Paul Clemens (MD RMOB3A); (c) in the case of the Depositor, to 390 Greenwich Street, New York, New York 10013,
Attention: Myongsu Kong; (d) in the case of the Issuer or the Owner Trustee, at the Corporate Trust Administration Department; (e) in the case of the Indenture Trustee, at the Corporate Trust Office; (f) in the case of Moody's Investors Service, Inc., to 99 Church Street, New York, New York 10007,
Attention: ABS Monitoring Department, and (g) in the case of Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., to 55 Water Street (40th Floor), New York, New York 10041, Attention: Asset Backed Surveillance Department; or, as to each of the foregoing, at such other address as shall be designated by written notice to the other parties.

         Section 6.08.     Costs and Expenses.

         The Transferor shall pay all expenses incident to the performance of its obligations under this Agreement and the Transferor agrees to pay all reasonable out-of-pocket costs and expenses of the Purchaser, in connection with the perfection of the Purchaser's, the Depositor's, the Issuer's and the Indenture Trustee's right, title and interest in and to the Transferor Conveyed Assets and the enforcement of any obligation of the Transferor hereunder.

         Section 6.09.     Representations of the Transferor and the Purchaser.

         The respective agreements, representations, warranties and other statements by the Transferor and the Purchaser set forth in or made pursuant to this Agreement shall remain in full force and effect and will survive the closing under Section 2.02 and the transfers and assignments referred to in
Section 6.04.

         Section 6.10.     Confidential Information.

         The Purchaser agrees that it will neither use nor disclose to any Person the names and addresses of the Obligors or any other personally identifiable information of an Obligor, except in connection with the enforcement of the Purchaser's rights hereunder, under the Receivables, under the Receivables Purchase Agreement or any other Basic Document, or as required by any of the foregoing or by law.

         Section 6.11.     Headings and Cross-References.

         The various headings in this Agreement are included for convenience only and shall not affect the meaning or interpretation of any provision of this Agreement. References in this Agreement to section names or numbers are to such Sections of this Agreement.

         Section 6.12.     GOVERNING LAW.

         THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS THAT WOULD APPLY THE LAW OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         Section 6.13.     Counterparts.

         This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall constitute an original, but all of which when taken together shall constitute but one contract. Delivery of an executed counterpart of this Agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart of this Agreement.

         Section 6.14.     Severability.

         In the event any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby. The parties shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions, the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

         Section 6.15.     Further Assurances.

         The Transferor agrees to do and to perform from time to time any and all acts and to execute and all further instruments required or reasonably requested by the Purchaser, the Depositor, the Issuer or the Indenture Trustee to effect the purposes of this Agreement.

         Section 6.16.     Waiver of Immunity.

         To the extent that the Transferor has or hereafter may acquire any immunity (sovereign or otherwise) from any legal action, suit or proceeding, from the jurisdiction of any court or from set-off or any legal process (whether service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) with respect to itself or any of its property and assets, the Transferor hereby irrevocably waives and agrees not to plead or claim such immunity in respect of its obligations under this Agreement.

         Section 6.17.     Third Party Beneficiary.

         Each of the Depositor, the Issuer and the Indenture Trustee is an express third party beneficiary of this Agreement and shall be entitled to enforce the provisions of this Agreement as if it were a party hereto.

         Section 6.18.     No Proceedings.

         Notwithstanding any prior termination of this Agreement, the parties hereto shall not, prior to the date that is one year and one day after payment in full of all obligations under each Financing with respect to each Bankruptcy Remote Party, acquiesce, petition or otherwise invoke or cause any Bankruptcy Remote Party to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against such Bankruptcy Remote Party under any federal or state bankruptcy, insolvency or similar law, or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of such Bankruptcy Remote Party or any substantial part of its property, or ordering the winding up or liquidation of the affairs of such Bankruptcy Remote Party.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective duly authorized officers as of the date and year first above written.

                            FIFTH THIRD BANK, a Michigan banking corporation

                            By: /s/ Mary Tuuk
                               -------------------------------------
                                 Name:  Mary Tuuk
                                 Title: Senior Vice President


                            FIFTH THIRD AUTO FUNDING LLC

                            By: /s/ Paul Clemens
                               -------------------------------------
                                 Name:  Paul Clemens
                                 Title: Senior Vice President

                                   EXHIBIT A

                REPRESENTATIONS AND WARRANTIES WITH RESPECT TO

                                THE RECEIVABLES

        (a) Schedule of Receivables. The Schedule of Receivables identifies the Receivables by account number, name of Obligor and remaining Principal Balance of the Receivables as of the Cutoff Date and the information set forth in the Schedule of Receivables with respect to each Receivable was true and correct in all material respects as of the close of business on the Cutoff Date, and no selection procedures materially adverse to the Noteholders have been utilized in selecting the Receivables from all receivables owned by the Banks which meet the selection criteria specified herein.

        (b) No Sale or Transfer. No Receivable has been sold, transferred, assigned or pledged by Fifth Third (Ohio) to any Person other than the Transferor. No Receivable has been sold, transferred, assigned or pledged by the Transferor to any Person other than the Seller. No Receivable has been sold, transferred, assigned or pledged by the Seller to any Person other than the Depositor.

        (c) Title. Immediately prior to the Closing Date, no Receivable has been sold, transferred, assigned or pledged to any Person other than to the Seller pursuant to the Transfer and Sale Agreement or the Depositor pursuant to the Receivables Purchase Agreement. Immediately prior to the transfers and assignments contemplated by the Transfer and Sale Agreement, the Transferor has good and marketable title to each Receivable free and clear of all Liens, and immediately upon the transfer thereof pursuant to the Transfer and Sale Agreement, the Seller shall have good and marketable title to each Receivable, free and clear of all Liens. Immediately prior to the transfers and assignments contemplated by the Receivables Purchase Agreement, the Seller has good and marketable title to each Receivable free and clear of all Liens, and, immediately upon the transfer thereof pursuant to the Receivables Purchase Agreement, the Depositor shall have good and marketable title to each Receivable, free and clear of all Liens and, immediately upon the transfer thereof from the Depositor to the Issuer in accordance with the terms of the Sale and Servicing Agreement and the representations and warranties of the Depositor set forth therein (assuming the accuracy of the Depositor's representations pursuant to Section 3.02 of the Sale and Servicing Agreement), the Issuer shall have good and marketable title to each Receivable, free and clear of all Liens and, immediately upon the pledge thereof from the Issuer to the Indenture Trustee in accordance with the terms of the Indenture (assuming the accuracy of the Depositor's representations pursuant to Section 3.02 of the Sale and Servicing Agreement), the Indenture Trustee shall have a first priority perfected security interest in each Receivable.

        (d) Acquisition. Each Receivable is a Dealer Receivable acquired directly or indirectly from or made through a Dealer located in the United States (including the District of Columbia).

        (e) Security. Each Receivable is secured by a new or used automobile, light-duty truck, van, minivan or sport utility vehicle.

        (f) Maturity of Receivables. As of the Cutoff Date, each Receivable had a remaining maturity of not less than 2 months and not greater than 84 months, and (i) in the case of each Receivable secured by new Financed Vehicles, had an original maturity of at least 12 months and not more than 84 months, or (ii) in the case of each Receivable secured by used Financed Vehicles, had an original maturity of at least 12 months and not more than 84 months.

        (g) Contract Rate. Each Receivable is a fully-amortizing fixed rate simple interest contract or note that provides for level scheduled monthly payments over its remaining term and, as of the Cutoff Date, had a Contract Rate of not less than 5.498% per annum or more than 12.500% per annum.

        (h) No Repossessions. As of the Cutoff Date, each Receivable is secured by a Financed Vehicle that had not been repossessed without reinstatement of such Receivable.

        (i) Obligor Not Subject to Bankruptcy Proceedings. Each Receivable has been entered into by an Obligor who had not been identified in the records of the Servicer as in bankruptcy proceedings as of the Cutoff Date.

        (j) No Overdue Payments. As of the Cutoff Date, each Receivable had no payment that was more than 30 days past due.

        (k) Remaining Principal Balance. As of the Cutoff Date, each Receivable had a remaining Principal Balance of at least $501.79 and not greater than $121,817.54.

        (l) No Force-Placed Insurance Premium Payments Included in Principal Balances. As of the Cutoff Date, the outstanding Principal Balance of the Receivable (as set forth on the Schedule of Receivables and the computer tape regarding the receivables made available by the Transferor and the Servicer to the Depositor) does not include (1) the amount of any premium payable with respect to force-placed insurance or (2) the amount of any loan to the related Obligor for the payment of any such premium.

        (m) Receivable Files. The Receivable Files are kept at one or more of the locations specified in Schedule II to the Transfer and Sale Agreement.

        (n) Characteristics of Receivables. Each Receivable (i) has been originated in the form of a credit sales transaction by a Dealer or a purchase money loan or other note through a Dealer located in one of the States of the United States (including the District of Columbia) for the retail financing of a Financed Vehicle and has been fully and properly executed by the parties thereto, (ii) if a retail installment sales contract, has been purchased by the applicable Originator from the originating Dealer and has been validly assigned by such Dealer to such Originator (and, if such Originator is not the Transferor, has been validly assigned by such Originator to the Transferor) in accordance with its terms; (iii) contains customary and enforceable provisions such that the rights and remedies of the holder thereof are adequate for realization against the collateral of the benefits of the security; and (iv) provides for fully amortizing level scheduled monthly payments (provided that the payment in the last month in the life of the Receivable may be different from the level scheduled payment) and for accrual of interest at a fixed rate according to the Simple Interest Method.

        (o) Compliance with Laws. Each Receivable and each sale of the related Financed Vehicle complied at the time it was originated or made, and complied on and after the Cutoff Date, in all material respects with all requirements of applicable federal, state, and local laws, and regulations thereunder, including usury laws, the Federal Truth-in-Lending Act, the Equal Credit Opportunity Act, the Fair Credit Reporting Act, the Federal Trade Commission Act, the Magnuson-Moss Warranty Act, Federal Reserve Board Regulations B and Z, state adaptations of the National Consumer Act and of the Uniform Consumer Credit Code, and any other consumer credit, equal opportunity, and disclosure laws, in each case as applicable to such Receivable and sale thereof, and each Receivable has been was serviced in all material respects in compliance with all requirements of applicable federal, state, and local laws, and regulations thereunder.

        (p) Binding Obligation. Each Receivable constitutes the legal, valid, and binding payment obligation in writing of the Obligor, enforceable by the holder thereof in all material respects in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency, reorganization, liquidation and other similar laws and equitable principles relating to or affecting the enforcement of creditors' rights.

        (q) No Government Obligor; Business Obligors. Each Receivable is not due from the United States of America or any State or from any agency, department, instrumentality or political subdivision of the United States of America or any State or local municipality, and no more than 1.97% of the Receivables (by aggregate Principal Balance as of the Cutoff Date) are due from a business except to the extent that such Receivable has a personal guaranty.

        (r) Security Interest in Financed Vehicle. Immediately prior to the sale and assignment thereof to the Seller as contemplated in the Transfer and Sale Agreement, each Receivable was secured by a validly perfected first priority security interest in the related Financed Vehicle in favor of or for the benefit of the applicable Originator as secured party (subject to administrative delays and clerical errors on the part of the applicable governmental agency and to any statutory or other lien arising by operation of law after the Closing Date which is prior to such security interest), such Originator's security interest (or beneficial interest therein) is assignable, and has been so assigned by such Originator to the Transferor (if such Originator is not the Transferor), by the Transferor to the Seller, by the Seller to the Depositor and, assuming the accuracy of the Depositor's representations pursuant to Section 3.02 of the Sale and Servicing Agreement, by the Depositor to the Issuer, and at such time as enforcement of such security interest is sought, each Receivable shall be secured by a validly perfected first priority security interest in the related Financed Vehicle for the benefit of the Issuer (subject to administrative delays and clerical errors on the part of the applicable governmental agency and to any statutory or other lien arising by operation of law after the Closing Date which is prior to such security interest).

        (s) Receivables in Force. As of the Cutoff Date, no Receivable has been satisfied, subordinated, or rescinded, nor has any Financed Vehicle been released from the Lien granted by the related Receivable, in whole or in part.

        (t) No Waiver. As of the Cutoff Date, no provision of a Receivable has been waived in such a manner that such Receivable fails to meet all of the representations and warranties made herein with respect thereto.

        (u) No Amendments. As of the Cutoff Date, no Receivable has been amended except pursuant to either instruments included or to be included in the Receivable Files (or records otherwise maintained by the Servicer in the ordinary course of its business), and no such amendment has caused such Receivable to fail to meet all of the representations and warranties made herein with respect thereto.

        (v) No Defenses. The records of the Servicer as of the Cutoff Date do not disclose either of any facts which would give rise to any right of rescission, setoff, counterclaim, or defense, or of the same being asserted or threatened, with respect to any Receivable.

        (w) No Liens. The records of the Servicer as of the Cutoff Date do not disclose any Liens or claims that have been filed, including liens for work, labor, materials or unpaid taxes relating to a Financed Vehicle, that would be liens prior to, or equal or coordinate with, the lien granted by the Receivable.

        (x) No Default. Except for payment defaults continuing for a period of not more than 30 days as of the close of business on the Cutoff Date, the records of the Servicer as of the Cutoff Date did not disclose that a default, breach, violation, or event permitting acceleration under the terms of any Receivable exists; the records of the Servicer as of the Cutoff Date did not disclose that a continuing condition that with notice or lapse of time would constitute a default, breach, violation, or event permitting acceleration under the terms of any Receivable exists; and as of the Closing Date, the Servicer has not waived any of the foregoing. For purposes of this representation and warranty, with respect to any Financed Vehicle that had CPI Insurance as of the Cutoff Date, the related Obligor shall be deemed to be in compliance with the provisions in the related Receivable requiring the Obligor to maintain comprehensive, liability, theft and physical damage insurance covering such Financed Vehicle.

        (y) Insurance. Each Receivable requires that the Obligor thereunder maintain comprehensive, liability, theft and physical damage insurance covering the related Financed Vehicle.

        (z) Lawful Assignment. No Receivable has been originated in, or is subject to the laws of, any jurisdiction under which the sale, transfer, and assignment of such Receivable under this Agreement or pursuant to transfers of the Certificates or the Notes is unlawful, void or voidable.

        (aa) All Filings Made. No filings (other than filings under the UCC that have been made) or other actions are necessary in any jurisdiction to give the Issuer a first perfected security interest in the Receivables.

        (bb) Characterization of Receivables. Each Receivable constitutes either "tangible chattel paper", an "account", a "payment intangible" or a "promissory note" within the meaning of the UCC. There is no more than one original executed copy of such Receivable, which, immediately prior to delivery thereof to the Servicer (as custodian) for the Issuer, was in the possession of the Seller.

        (cc) Excluded Loans. Each Receivable is not a Receivable originated by or through a Dealer located in the State of Maine or the Commonwealth of Pennsylvania.

        (dd) Computer Tape. The computer tape regarding the Receivables made available by the Transferor and the Servicer to the Depositor accurately includes the Amount Financed, the Contract Rate, the date of origination, the original term, the Cutoff Date Principal Balance, the scheduled monthly payment amount, and the payments remaining as of the Cutoff Date with respect to each Receivable.

        (ee) Origination Date. Each Receivable was originated after January 5, 1999.

                                   EXHIBIT B

             PERFECTION REPRESENTATIONS, WARRANTIES AND COVENANTS

         1. This Agreement creates a valid and continuing security interest (as defined in UCC Section 9-102) in the Receivables in favor of the Purchaser, which security interest is prior to all other Liens, and is enforceable as such as against creditors of and purchasers from the Transferor.

         2. The Receivables constitute either "tangible chattel paper", "accounts", "payment intangibles" or "promissory notes" within the meaning of UCC Section 9-102.

         3. The Transferor has taken all steps necessary to perfect its security interest against the Obligors in the Financed Vehicles securing the Receivables.

         4. The Transferor owns and has good and marketable title to the Receivables free and clear of any Lien, claim or encumbrance of any Person, excepting only liens for taxes, assessments or similar governmental charges or levies incurred in the ordinary course of business that are not yet due and payable or as to which any applicable grace period shall not have expired, or that are being contested in good faith by proper proceedings and for which adequate reserves have been established, but only so long as foreclosure with respect to such a lien is not imminent and the use and value of the property to which the Lien attaches is not impaired during the pendency of such proceeding.

         5. The Servicer has caused or will have caused, within ten days after the effective date of the Indenture, the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the sale of the Receivables from the Transferor to the Purchaser, the sale of the Receivables from the Seller to the Depositor, the transfer and sale of the Receivables from the Depositor to the Issuer, and the security interest in the Receivables granted to Indenture Trustee under the Indenture.

         6. With respect to each Receivable that constitutes tangible chattel paper or a promissory note, such tangible chattel paper or promissory note is in the possession of the Custodian and the Indenture Trustee has received a written acknowledgment from the Custodian that the Custodian is holding such tangible chattel paper or promissory note solely on behalf and for the benefit of the Indenture Trustee.

         7. The Transferor has not authorized the filing of, and is not aware of, any financing statements against either the Transferor or the Purchaser that include a description of collateral covering the Receivables, the other Transferor Conveyed Assets and proceeds related thereto other than any financing statement (i) relating to the sale of Receivables by Fifth Third (Michigan) to the Purchaser under this Agreement, (ii) relating to the sale of Receivables by the Seller to the Depositor under the Receivables Purchase Agreement, (iii) relating to the sale of Receivables by the Depositor to the Issuer under the Sale and Servicing Agreement, (iv) relating to the security interest granted to Indenture Trustee under the Indenture, or (v) that has been terminated.

         8. The Transferor is not aware of any judgment, ERISA or tax Lien filings against the Transferor.

         9. None of the tangible chattel paper or promissory notes that constitute or evidence the Receivables has any marks or notations indicating that they have been pledged, assigned or otherwise conveyed to any Person other than Indenture Trustee.

         10. Survival of Perfection Representations. Notwithstanding any other provision of this Agreement, the Receivables Purchase Agreement, the Sale and Servicing Agreement, the Indenture or any other Basic Document, the Perfection Representations contained in this Exhibit B shall be continuing, and remain in full force and effect (notwithstanding any replacement of the Servicer or termination of the Servicer's rights to act as such), until such time as all obligations under this Agreement, the Receivables Purchase Agreement, the Sale and Servicing Agreement and the Indenture have been finally and fully paid and performed.

         11. No Waiver. The parties hereto: (i) shall not, without obtaining a confirmation of the then-current rating of the Notes, waive any of the Perfection Representations; (ii) shall provide the Ratings Agencies with prompt written notice of any breach of the Perfection Representations; and
(iii) shall not, without obtaining a confirmation of the then-current rating of the Notes (as determined after any adjustment or withdrawal of the ratings following notice of such breach), waive a breach of any of the Perfection Representations.

                                  SCHEDULE I

                         Final Schedule of Receivables

                     [On file with the Indenture Trustee]

                                  SCHEDULE II

                         Location of Receivable Files


                              925 Freeman Avenue
                            Cincinnati, Ohio 45203